SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2012

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ		07677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

This Current Report on Form 8-K (this “Form 8-K”) is being furnished to disclose certain information (the “Selected Information”) that Par Pharmaceutical Companies, Inc., a Delaware corporation (the “Company” or “Par”), has or will furnish to prospective debt financing sources that are expected to provide a portion of the financing for the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of July 14, 2012 (the “Merger Agreement”), by and among the Company, Sky Growth Holdings Corporation, a Delaware corporation (“Parent”), and Sky Growth Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

The Selected Information, contained in Exhibit 99.1 to this Form 8-K, is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By furnishing the information in this Item 7.01 and in Exhibit 99.1, the Company makes no admission as to the materiality of any information contained herein or therein.

The information contained in Section 7.01 of this Form 8-K, including the exhibits hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Certain statements made in this Form 8-K reflect the Company’s expectations regarding future events and, accordingly, are subject to risks and uncertainties. These statements are based on the Company’s opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “foresees,” “predicts,” “forecasts,” “continuing,” “ongoing,” “maintains,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Form 8-K and include statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the closing of the transactions described in the Merger Agreement; future operations; future financial performance, trends and future events, particularly relating to sales of current products and the development, approval and introduction of new products; Food and Drug Administration (“FDA”) and other regulatory applications and approvals; market position and expenditures; the continuation of historical trends; the Company’s ability to operate its business under its new capital and operating structure; and the sufficiency of the Company’s cash balances and cash generated from operating and financing activities for future liquidity and capital resource needs.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described in the Company’s periodic and current reports filed with the SEC.

Although the Company bases these forward-looking statements on assumptions that it believes are reasonable when made, the Company cautions you that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and the development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements contained in this Form 8-K. In addition, even if the Company’s results of operations, financial condition and liquidity, and the development of the industry in which the Company operates are consistent with the forward-looking statements contained in this Form 8-K, those results or developments may not be indicative of results or developments in subsequent periods.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements that the Company makes in this Form 8-K speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Important Notice and Additional Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by an affiliate of TPG Capital, L.P. In connection with the proposed transaction, the Company has filed with the SEC and mailed to its security holders a definitive proxy statement and filed other related documents with the SEC. Investors and stockholders of the Company are advised to read the definitive proxy statement and these other materials because they contain important information about Par and the proposed transaction. Investors and stockholders may obtain a free copy of the definitive proxy statement and other documents filed by the Company with the SEC at the SEC web site at www.sec.gov. Copies of the definitive proxy statement and other filings made by Par with the SEC can also be obtained, free of charge, by directing a request to Par Pharmaceutical Companies, Inc., 300 Tice Boulevard, Woodcliff Lake, NJ 07677, Attn: Investor Relations. The definitive proxy statement and such other documents are also available for free on the Company’s web site at www.parpharm.com as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the SEC.

Participants in the Solicitation

The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed acquisition transaction. Information regarding the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on February 28, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement relating to the proposed acquisition and other relevant materials filed with the SEC. Investors should read the definitive proxy statement carefully before making any voting or investment decisions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Selected Information Provided to Prospective Debt Financing Sources.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR PHARMACEUTICAL COMPANIES, INC.

By:	/s/ Thomas J. Haughey
Name: Thomas J. Haughey Title: President

Date: September 10, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Selected Information Provided to Prospective Debt Financing Sources.